--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                Amendment No. 2

--------------------------------------------------------------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2008

--------------------------------------------------------------------------------

                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------

                                  MASSACHUSETTS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-23972                                         13-6972380
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)

                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
           ---------------------------------------------------

This filing on Form 8-K/A amends the Form 8-K filed by the Registrant on January 4, 2008 and the amendment filed as form 8-K/A on February 5, 2008, to include additional assets sold on January 30, 2008 in accordance with a previously disclosed disposition plan resulting from the termination of a repurchase facility. See Additional Asset Sales below.


In the near future, we expect additional asset sales as a result of this disposition plan.

PREVIOUSLY REPORTED ASSET SALES
-------------------------------

On November 19 and 20, 2007, the Registrant sold its portfolio of Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA") securities (together, the "Debt Securities") to an unrelated third party. As a result, the Registrant received total proceeds of $71.2 million, of which, $67.5 million was used to repay a repurchase facility that collateralized these debt securities. Based on the amortized cost of $73.4 million prior to the sale, the transactions resulted in realized losses of $2.2 million.

On December 3, 2007, the Registrant sold two Commercial Mortgage-Backed Securities ("CMBS") to an unrelated third party. This sale resulted in total proceeds of $15.6 million, of which, $14.0 million was used to repay a repurchase facility that collateralized these CMBS. Based on the amortized cost of $25.9 million prior to the sale, the transactions resulted in realized losses of $10.3 million.

Please refer to the Registrant's Form 8-K filed with the SEC on December 7, 2007 regarding the above sales.

On December 12, 17 and 21, 2007, the Registrant sold four first mortgage loans to an affiliate of Centerline Holding Company ("Centerline"), the parent of the Registrant's Advisor and one to an unrelated third party, resulting in sales proceeds of $37.0 million, of which, $33.6 million was used to repay a repurchase facility collateralized by these mortgages. Based on the carrying amount of $37.0 million prior to the sale, there were no additional losses recorded in the fourth quarter of 2007.

On December 21, 2007, the Registrant sold its investment in Collateralized Debt Obligation ("CDO") securities to an affiliate of Centerline. This sale resulted in sales proceeds of $7.9 million, of which $1.7 million was used to repay a repurchase facility collateralized by this investment. Based on the amortized cost of $10.0 million prior to the sale, the transaction resulted in a realized loss of $2.1 million.

While the above sales were not dispositions of a significant portion of the Registrant's assets, as defined by Rule 11-01 of Regulation S-X, such sale, when combined with the sale by the Registrant of a significant number of first mortgage loans (described below), qualifies as a significant disposition of assets and requires the Registrant to report such dispositions and to provide pro forma financial information.

On December 28, 2007, the Registrant sold 19 first mortgage loans to an unrelated third party. These sales resulted in sales proceeds of $119.7 million, net of selling expenses, of which $111.1 million was used to repay a repurchase facility collateralized by these mortgages. Based on the carrying amount of $124.1 million prior to the sale, the transaction resulted in a realized loss of $4.4 million.

On January 30, 2008, the Registrant sold four first mortgage loans to an affiliate of Centerline. This sale resulted in sales proceeds of $23.3 million, of which $16.5 million was used to repay principal amounts on a repurchase facility collateralized by these investments. Based on the amortized cost of $24.6 million prior to the sale, the transaction resulted in a realized loss of $1.3 million.

In connection with all of these asset sales, the Registrant also paid $7.2 million to terminate related interest rate derivatives.

ADDITIONAL ASSET SALES
----------------------

On February 25, 2008, the Registrant sold seven first mortgage loans to an affiliate of Centerline. This sale resulted in sales proceeds of $31.7 million, of which $27.8 million was used to repay principal amounts on a repurchase facility collateralized by these investments. Based on the amortized cost of $33.5 million prior to the sale, the transaction resulted in a realized loss of $1.8 million.

In connection with the sale of additional assets, the Registrant also paid $0.3 million to terminate related interest rate derivatives.

The pro forma information in connection to these sales is reported below under section (a) and (b) of Item 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
           ----------------------------------
(a)(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Registrant as of September 30, 2007, and the unaudited pro forma condensed consolidated statements of income of Registrant for the year ended December 31, 2006, and for the nine months ended September 30, 2007, giving effect to the dispositions of certain investments are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(c)  Exhibits

Exhibit No.         Description of Exhibit
------------        ------------------------------------------------------------

99.1 Unaudited pro forma condensed consolidated balance sheet of American Mortgage Acceptance Company as of September 30, 2007, and unaudited pro forma condensed consolidated statements of income of American Mortgage Acceptance Company for the year ended December 31, 2006, and for the nine months ended September 30, 2007.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            By:   /s/ Robert L. Levy
                                                  -----------------------
                                                  Robert L. Levy
                                                  Chief Financial Officer


February 29, 2008